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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               November 28, 2007
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


             MICHIGAN                    0-16640              38-2606280
             --------                    -------              ----------
  (State or other jurisdiction          Commission         (I.R.S. Employer
of incorporation or organization)       File Number       Identification No.)


                 205 E. CHICAGO BOULEVARD, TECUMSEH, MI  49286
                 ---------------------------------------------
                    (Address of principal executive offices)


                                 (517) 423-8373
                                 --------------
              (Registrant's telephone number including area code)

                                      N/A
                                      ---
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

   (b)(c) On November 28, 2007, registrant announced the appointment of Randal J. Rabe as the Company's Chief Financial Officer
             (principal financial officer), effective as of December 1, 2007. Mr. Rabe also serves as an Executive Vice President of the Company. Mr. Rabe replaces Dale L. Chadderdon, who, effective as of December 1, 2007, has become a Senior Vice President and assumed other responsibilities within the Company. Mr. Rabe will continue to operate under his existing employment agreement with the Company through December 31, 2007, at which time it is anticipated a new agreement will be entered into.

             Mr. Rabe's five-year business experience is as follows:

             Randal J. Rabe, age 48; Chief Financial Officer (since December
             2007) and Executive Vice President (since 2003) of the Company; President (2003 - December 2007) & Chief Executive Officer
             (2005 -December 2007) and Director (since 2003) of United Bank
             & Trust; Group Controller for LifeStyle Furnishings International, Ltd, High Point, N.C. (1998-2003).

             Mr. Rabe is indebted to one of the Company's subsidiary banks
             (the "Bank") which has made loans to him in the ordinary course of business. Such loans were outstanding during 2006 and are currently outstanding. All such loans and commitments were made by the Bank on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      United Bancorp, Inc.
                                      (Registrant)
                                      By:


Date: November 28, 2007               /S/ Robert K. Chapman
                                      --------------------------------------
                                      Robert K. Chapman
                                      President and Chief Executive Officer


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